SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     December 20, 2002 (December 18, 2002)
                _____________________________________________
               Date of report (Date of earliest event reported)


                              HEXCEL CORPORATION
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


            Delaware               1-8472                94-1109521
         ______________     _____________________    __________________
         (State of          (Commission File No.)      (IRS Employer
         Incorporation)                              Identification No.)


                              Two Stamford Plaza
                             281 Tresser Boulevard
                       Stamford, Connecticut 06901-3288
         ____________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)


                                (203) 969-0666
             ____________________________________________________
             (Registrant's telephone number, including area code)


                                      N/A
         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events

         On December 18, 2002, Hexcel Corporation, a Delaware corporation ("Hexcel"), issued a press release announcing that it had entered into definitive stock purchase agreements with (i) affiliates of Berkshire Partners LLC and affiliates of Greenbriar Equity Group LLC (collectively, the "Berkshire/Greenbriar Investors") and (ii) affiliates of The Goldman Sachs Group, Inc. (the "Goldman Investors"). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Stock Purchase Agreement, dated as of December 18, 2002, with the Berkshire/Greenbriar Investors (the "Berkshire/Greenbriar Stock Purchase Agreement") is attached hereto as Exhibit 99.2 and incorporated herein by reference. A form of the Certificate of Designations for Hexcel's Series A Convertible Preferred Stock is included as Exhibit A to the Berkshire/Greenbriar Stock Purchase Agreement and incorporated herein by reference. A form of the Certificate of Designations for Hexcel's Series B Convertible Preferred Stock is included as Exhibit B to the Berkshire/Greenbriar Stock Purchase Agreement and incorporated herein by reference. The forms of the Stockholders Agreement and the Registration Rights Agreement with the Berkshire/Greenbrair Investors are included as Exhibits C and D to the Berkshire/Greenbriar Stock Purchase Agreement and are incorporated herein by reference. The forms of the proposed amendment to Hexcel's Certificate of Incorporation and Hexcel's Amended and Restated Bylaws are included as Exhibits E and F to the Berkshire/Greenbriar Stock Purchase Agreement and are incorporated herein by reference. A copy of the Stock Purchase Agreement, dated as of December 18, 2002, with the Goldman Investors (the "Goldman Stock Purchase Agreement") is attached hereto as Exhibit 99.3 and incorporated herein by reference. The forms of the Amended and Restated Governance Agreement and the Amended and Restated Registration Rights Agreement with the Goldman Investors are included as Exhibits A and B to the Goldman Stock Purchase Agreement and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              99.1        Press Release, dated December 18, 2002.

              99.2 Stock Purchase Agreement, dated as of December 18, 2002, by and among Hexcel Corporation, Berkshire Investors LLC, Berkshire Fund V, Limited Partnership, Berkshire Fund VI, Limited Partnership, Greenbriar Equity Fund, L.P. and Greenbriar Co-Investment Partners, L.P.

              99.3 Stock Purchase Agreement, dated as of December 18, 2002, by and among Hexcel Corporation, GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG and Stone Street Fund 2000, L.P.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 20, 2002


                                      HEXCEL CORPORATION


                                      /s/ Ira J. Krakower
                                      -------------------------
                                      Name:   Ira J. Krakower
                                      Title:  Senior Vice President, General
                                              Counsel and Secretary



                                 EXHIBIT INDEX


Exhibit No.        Description

99.1              Press Release, dated December 18, 2002.

99.2 Stock Purchase Agreement, dated as of December 18, 2002, by and among Hexcel Corporation, Berkshire Investors LLC, Berkshire Fund V, Limited Partnership, Berkshire Fund VI, Limited Partnership, Greenbriar Equity Fund, L.P. and Greenbriar Co-Investment Partners, L.P.

99.3 Stock Purchase Agreement, dated as of December 18, 2002, by and among Hexcel Corporation, GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG and Stone Street Fund 2000, L.P.